Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,241,062,500.00
Previously Paid Amount	0.00
Total Fee Amount	447,590.73
Total Offset Amount	0.00
Net Fee	$ 447,590.73
Final Prospectus	false